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                                                                  EXHIBIT 10.36

                                                AMENDMENT NO. 1 dated as of
                                       April 1, 2001 (this "Amendment") to the
                                       PLEDGE AGREEMENT dated as of May 31,
                                       2000, (the "Original Agreement"), among
                                       PLIANT CORPORATION, a Utah corporation
                                       f/k/a Huntsman Packaging Corporation (the
                                       "Company") and JACK E. KNOTT (the
                                       "Pledgor").

         By executing and by delivering this Amendment, the undersigned hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

1.1      AMENDMENTS.

         The Original Agreement is hereby amended to add the following new section:

         "Section 13.  Exclusive Remedies.

                  Notwithstanding anything to the contrary contained herein, the Company's sole recourse with respect to the obligations under the Note shall be pursuant to its rights hereunder and the Company shall have no recourse against the Executive personally for any deficiency under the Note which remains after the exercise of all of its rights hereunder and application of the proceeds of any sale or disposition pursuant to the terms of this Agreement."

1.2      NO OTHER AMENDMENTS OR WAIVERS.

         Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms.

1.3      COUNTERPARTS.

         This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

1.4      GOVERNING LAW.

         This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Utah without giving effect to any choice or conflict of law provision or rule (whether in the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah.

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         IN WITNESS WHEREOF, the parties have duly executed this Amendment No.1 to the Pledge Agreement as of the date first above written.



                                  PLIANT CORPORATION



                                  By:   /s/ Richard P. Durham
                                     ------------------------------------------
                                         Name: Richard P. Durham
                                         Title: Chairman of the Board





                                      /s/ Jack E. Knott
                                  ---------------------------------------------
                                   Jack E. Knott